SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C.  20549




                            FORM 8-K

                         CURRENT REPORT




              Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


               Date of Report:  December 11, 1995
                (Date of earliest event reported)



                       FORD MOTOR COMPANY
     (Exact name of registrant as specified in its charter)


                            Delaware
          (State or other jurisdiction of incorporation)


      1-3950		                                        38-0549190
(Commission File Number)         			     (IRS Employer Identification No.)


 The American Road, Dearborn,  Michigan                       48121
(Address of principal executive offices)                    (Zip Code)



       Registrant's telephone number, including area code 313-322-3000


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Item 5.  Other Events.


   	News release dated December 11, 1995, filed as Exhibit 20 to this Current Report on Form 8-K, is incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


                               EXHIBITS


Designation	              Description                     Method of Filing

Exhibit 20           News release dated                Filed with this Report
                     December 11, 1995.



                            SIGNATURE


  	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


                                          FORD MOTOR COMPANY
                                          (Registrant)


Date:  December 12, 1995                  By:/s/Peter Sherry, Jr.
                                             -------------------------
                                 						      Peter Sherry, Jr.
                                 						      Assistant Secretary




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                                EXHIBIT INDEX


DESIGNATION                  DESCRIPTION                             PAGE

Exhibit 20                News release dated
                          December 11, 1995.